Exhibit 99.1

1675 Broadway, Suite 2200 Denver, Colorado, 80202 · 303-794-8445 · Fax: 303-794-8451

Escalera Resources Announces Filing of

Plan of Reorganization

FOR IMMEDIATE RELEASE

Denver, Colorado (February 18, 2016) - Escalera Resources Co. (OTC PINK: ESCRQ) (“Escalera” or the “Company”) announced today that on January 29, 2016, it filed its plan of reorganization (the “Plan”) with the U.S. Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”) and subsequently filed an accompanying disclosure statement on February 8, 2016. The Company’s Chapter 11 case is being administered as In re Escalera Resources Co., Case No. 15-22395-TBM.

The Plan provides for the restructuring of the Company’s operations, debts and capital structure and, among other things, contemplates the cancellation of all of the Company’s common stock and Series A Preferred Stock, with neither class of stock receiving any consideration or distribution in connection with the Company’s reorganization.  The Plan is subject to the vote of the Company’s creditors and the review and approval of the Bankruptcy Court.

For access to Court documents and other general information about the Chapter 11 case, please visit http://www.cob.uscourts.gov.

Cautionary Statements

We caution our equity holders that trading in our securities during the pendency of our bankruptcy case will be highly speculative and will pose additional, substantial risks in addition to the various risks that we have previously disclosed in our press releases, registration statements filed under the Securities Act of 1933, as amended (the “Securities Act”), and periodic reports and schedules filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading prices for our equity securities are not expected to bear any substantive relationship to any recovery that our equity holders may obtain in our bankruptcy case (which we estimate to be $0). In that context, we cannot provide any assurance in respect of the scope or amount, nature, or timing of any recovery for any such holders. Accordingly, we urge extreme caution with respect to existing and future investments in our securities.

The Plan, any other sale of any of our assets, or liquidation is expected to result in the holders of our equity securities receiving no distributions in respect of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met (as to the meeting of which requirements, we cannot provide any assurance), the Plan could be confirmed notwithstanding its rejection by our equity holders and notwithstanding the fact that they do not receive or retain any property under the Plan on account of their equity interests.

Cautionary Note Regarding Forward-Looking Statements

When used herein, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “possible,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may,” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, collaborations, and trends or operating results also constitute such forward-looking statements. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. We have based these forward-looking statements on our current expectations and assumptions about future events. Although our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and many of which are beyond our control. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to our periodic reports filed with the SEC in connection with our reporting obligations under the Exchange Act. We disclaim any duty to update or alter any forward-looking statements, except as required by applicable law.

We undertake no duty or obligation to update or revise information included in this press release.

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Company Contact:

Adam Fenster

Chief Financial Officer

(303) 794-8445

www.escaleraresources.com